Vest 10 Year Interest Rate Hedge ETF
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 15.8%(a)	Notional Amount	Contracts	Value
Put Options - 15.8%			$–
10-Year Interest Rate Swap, Counterparty: Goldman Sachs, Receive 12-Month SOFR US; Expiration: 03/31/2025; Exercise Rate: 3.32%	$6,079,277	6,079,277	$392,831
TOTAL PURCHASED OPTIONS (Cost $382,012)			392,831

SHORT-TERM INVESTMENTS - 62.1%			Value
Money Market Funds - 62.1%		Shares
First American Treasury Obligations Fund - Class X, 4.31% (b)(c)		1,542,009	1,542,009
TOTAL SHORT-TERM INVESTMENTS (Cost $1,542,009)			1,542,009

TOTAL INVESTMENTS - 77.9% (Cost $1,924,021)			1,934,840
Other Assets in Excess of Liabilities - 22.1%			547,801
TOTAL NET ASSETS - 100.0%			$2,482,641
two			–%
Percentages are stated as a percent of net assets.			–%

SOFR Secured Overnight Financing Rate.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Vest 10 Year Interest Rate Hedge ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.2)%	Notional Amount	Contracts	Value
Put Options - (0.2)%
10-Year Interest Rate Swap, Counterparty: Goldman Sachs, Pay 12-Month SOFR US; Expiration: 03/31/2025; Exercise Rate: 4.75%	$(6,079,277)	(6,079,277)	$(5,842)
TOTAL WRITTEN OPTIONS (Premiums received $13,000)			$(5,842)

Percentages are stated as a percent of net assets.
SOFR Secured Overnight Financing Rate.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Vest 10 Year Interest Rate Hedge ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$392,831	$–	$392,831
Money Market Funds	1,542,009	–	–	1,542,009
Total Investments	$1,542,009	$392,831	$–	$1,934,840

Liabilities:
Investments:
Written Options	$–	$(5,842)	$–	$(5,842)
Total Investments	$–	$(5,842)	$–	$(5,842)

Refer to the Schedule of Investments and Schedule of Written Options for further disaggregation of investment categories.